Exhibit 10.3

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”) is made effective as of June 10, 2022 (the “Effective Date”) by and between SCV Capital, LLC, a Delaware limited liability company (“Licensor”), and Esports Entertainment Group, Inc., a Nevada corporation (“Licensee”). Licensor and Licensee are hereinafter sometimes referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Licensor owns the trademark, Helix Esports, and the goodwill symbolized thereby (the “Mark”), that it uses in connection with the operation and marketing of esports and associated gaming centers; and

WHEREAS, Licensee’s principal purpose is for the continuation of its operations and any of Licensee obligations under accounting rules and SEC regulations (such services collectively referred to herein as the “Business”) in the United States and any other location the Licensee is required to report in (the “Territory”); and

WHEREAS, Licensor is entering into a transaction with Licensee contemporaneously herewith (the “Transaction”) pursuant to which Licensee has agreed to provide services under the Mark in the Business in the Territory for a period of six (6) months following the Effective Date (the “Transition Period”) exception such Transition Period shall not apply where Licensee is required to reference the Mark in its SEC filings and to the extent required by applicable accounting rules and SEC regulations,; and

WHEREAS, in accordance with the aforementioned transaction Licensee desires to obtain the non-exclusive right to use the Mark in the Business in the Territory for the Transition Period, and Licensor desires to grant such right, subject to the provisions of this Agreement.

NOW, THEREFORE, the Parties hereto, in consideration of the foregoing and the mutual covenants contained herein, and intending to be legally bound hereby, agree as follows, incorporating the foregoing Recitals as a part of this Agreement:

ARTICLE 1 - GRANT OF LICENSE

Section 1.1.  License

Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, non-transferable license to use the Mark in the Business in the Territory for the Transition period (the “License”). Licensee has no right to sublicense any rights in the Mark. Licensee agrees that the Mark, and all goodwill associated therewith, are the sole and exclusive property of Licensor, and all use of the Mark shall inure to the benefit of Licensor.

Section 1.2.   Limitations

Licensee shall not use the Mark directly or indirectly on or in connection with, or in relation to anything except the Business in the Territory. Except as permitted by this Agreement, Licensee shall not make use of or seek to register the Mark or portion thereof or any term, phrase or design which is likely to be confusingly similar to, or a colorable imitation of, the Mark or other trademarks owned by Licensor in any jurisdiction, foreign or domestic, in any manner whatsoever. No right or license is granted hereby by implication or otherwise under any mark, trademark, service mark or trade name of Licensor except as specifically provided in this Agreement. Licensee shall be permitted to use the Mark as part of its name during the Transition Period, but shall change its corporate name to one that does not contain the Mark or any variation of it upon the expiration of the Transition Period.

Section 1.3.   Reservation of Rights

Nothing in this Agreement shall prohibit Licensor from using the Mark for its own purposes, or granting any license for the use of the Mark (or other Mark similar thereto) to any third party.

ARTICLE 2 - LICENSE FEE

Section 2.1.   License Fee

The fee for the License shall be the consideration reflected in the definitive Transaction agreements.

ARTICLE 3 - OWNERSHIP OF THE MARK

Section 3.1.   Ownership of the Mark

Licensee acknowledges the rights of ownership of the Mark by Licensor; agrees that it will do nothing inconsistent with such rights; and, that all use of the Mark by Licensee and shall inure to the benefit of and be on behalf of Licensor. Licensee further acknowledges and agrees that Licensor retains the right to utilize the Mark to assist and support Licensee, and for purposes other than to engage in the Business in the Territory. Licensee further agrees that except as provided in this Agreement, Licensee shall not have any right, title or interest in or to the Mark other than the right to use the Mark in accordance with this Agreement and Licensee agrees that it will not challenge the title of Licensor to the Mark or challenge the validity of this Agreement or the License or make any claim or take any action adverse to Licensor’s rights in the Mark. Licensee agrees that it will not do or permit to be done by any other person or entity, during the Term, any act or thing that will impair in any way the rights of Licensor to the Mark or tarnish the image or reputation of the Mark. Licensee shall, at any time upon request by Licensor, deliver to Licensor any and all documents and instruments that may be necessary to confirm Licensor’s ownership of the Mark.

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ARTICLE 4 - QUALITY STANDARDS

Section 4.1.   Quality Standards

Licensee agrees that the nature and quality of all services rendered by Licensee in connection with the Mark shall conform to the highest standards for Licensee’s industry and shall at all times be of a quality at least equal to that under which the Business was conducted under the Mark prior to the Effective Date. All advertising and marketing materials of Licensee including, without limitation, all websites owned, operated or under the control of Licensee, shall be in good taste, shall not be misleading, deceptive or false, shall comply with all applicable laws, and shall not disparage, impair or infringe the validity of, or goodwill associated with, the Mark.

Section 4.2.   Quality Maintenance

Licensee agrees to fully cooperate with Licensor to facilitate Licensor’s control and monitoring of the nature and quality of Licensee’s use of the Mark, to permit reasonable inspection of Licensee’s operations, and to supply Licensor with specimens of all uses of the Mark by Licensee upon request. Licensee shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the sale, distribution or advertising of goods and services and pertaining to all business activities covered by this Agreement or the License.

Section 4.3.   Forms of Use

Licensee agrees not to use any other trademark or service mark in combination with any use of the Mark without the prior written approval of Licensor, which consent shall not be unreasonably withheld or delayed. Licensee agrees to use the Mark only in the form and manner and with appropriate legends as prescribed from time to time by Licensor, and not to use any other trademark or service mark in combination with any of the Mark without the prior written approval of Licensor, which consent shall not be unreasonably withheld or delayed.

ARTICLE 5 - TERM AND TERMINATION

Section 5.1.   Term

This Agreement shall commence and become effective upon the Effective Date and shall continue until the expiration of the Transition period (the “Term”).

Section 5.2.   Termination for Cause by Licensor

Notwithstanding the foregoing, Licensor shall have the right to terminate this Agreement upon ten (10) business days written notice to Licensee: (i) if Licensee uses the Mark in a manner that is unacceptable to Licensor and Licensee does not correct such use within thirty (30) business days of written notice thereof; (ii) in the event of any affirmative act of insolvency by Licensee; (iii) upon the appointment of any receiver or trustee to take possession of the properties of Licensee or upon the winding-up, sale, consolidation, merger (other than a merger in which Licensee is the surviving corporation) or any sequestration by governmental authority with respect to Licensee; (iv) upon a material breach of any of the other provisions hereof by Licensee and Licensee does not cure such breach within ten (10) business days of Licensee’s receipt of written notice thereof from Licensor; (v) Licensee’s alleged engagement in, or conviction for, any illegal conduct, or misconduct which is injurious to the Mark or its associated goodwill; or (vi) Licensee’s engagement in conduct that brings, or is reasonably likely to bring, Licensor, or Licensee negative publicity or into public disgrace, embarrassment, or disrepute.

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Section 5.3.   Effect of Termination

Upon termination of this Agreement, the License shall cease and Licensee agrees to immediately discontinue all use of the Mark (including, without limitation, the production, disposal, sale or use of any materials bearing any of the Mark remaining on hand with Licensee or in the possession of any third party) and any term confusingly similar thereto.

ARTICLE 6 - REPRESENTATIONS OF LICENSEE

Section 6.1.   Representations

Licensee represents, warrants, covenants and agrees that:

A. Licensee has the authority to enter into and to perform this Agreement, to execute and deliver all documents relating to this Agreement, and to incur the obligations provided for in this Agreement.

B. When executed, this Agreement shall constitute the valid and legally binding obligations of Licensee in accordance with its terms.

C. Licensee shall comply, in all material respects, with all applicable laws and regulations in its sale of goods and services by use of the Mark and the operation of the Business.

ARTICLE 7 - REPRESENTATIONS OF LICENSOR

Section 7.1.   Representations

Licensor represents and warrants that:

A. It has the authority to enter into and to perform this Agreement, to execute and deliver all documents relating to this Agreement, and to incur the obligations provided for in this Agreement; and

B. When executed, this Agreement shall constitute the valid and legally binding obligations of Licensor in accordance with its terms.

ARTICLE 8 - DISCLAIMER; LIMITATION OF LIABILITY

Section 8.1.    Disclaimer

EXCEPT AS EXPRESSLY SET FORTH IN ARTICLES 6 AND 7, NEITHER PARTY MAKES ANY WARRANTIES WITH RESPECT TO THE MARK, OR ITS PERFORMANCE UNDER THIS AGREEMENT, AND EACH PARTY HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

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Section 8.2.   Limitation of Liability

EXCEPT WITH RESPECT TO INDEMNIFICATION OBLIGATIONS SET FORTH IN IN THIS AGREEMENT OR A VIOLATION OF LICENSOR’S PROPRIETARY RIGHTS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY IN CONNECTION WITH THIS AGREEMENT FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 9 - INDEMNIFICATION; INFRINGEMENT PROCEEDINGS

Section 9.1.   Indemnification of Licensor by Licensee

Licensee shall indemnify, defend and hold harmless Licensor, together with its officers, directors, agents, employees and affiliates (collectively “Licensor’s Indemnitees”) from and against any and all claims, demands, actions (collectively, “Claims”) and resulting liabilities, losses, costs, expenses, damages, penalties, interest, fines, injuries and obligations, including reasonable attorneys’ fees, court costs and litigation expenses (collectively, “Losses”) relating to or arising from any misuse of the Mark by Licensee (or any officer, director, agent, employee or affiliate of Licensee), or otherwise relating or arising out of the business of Licensee.

Section 9.2.   Indemnification Procedure

In connection with any Claim subject to indemnification pursuant to this Agreement, the indemnitee will: (i) give the indemnifying party prompt written notice of such Claim (provided that any delay in notification will not relieve the indemnifying party of its obligations hereunder except to the extent that the delay impairs its ability to defend such Claim); (ii) cooperate reasonably with the indemnifying party (at the indemnifying party’s expense) in connection with the defense and settlement of such Claim; and (iii) permit the indemnifying party to control the defense and settlement of such Claim; provided, that the indemnifying party shall keep the indemnitee fully advised with respect to such Claim and may not settle such Claim without the indemnitee’s prior written approval (which will not be unreasonably withheld if the settlement provides an unconditional release of the Claim without any further obligation of the indemnitee); and, provided, further, that the indemnitee (at its cost) may participate in the defense and settlement of such Claim with counsel of its own choosing.

Section 9.3.   Infringement Proceedings

Licensee agrees to promptly notify Licensor in writing of any infringement, imitation, passing off, piracy, dilution or any other unauthorized use or misuse of the Mark by any third party as it comes to Licensee’s attention. Licensor shall have the sole right, but shall not be obligated, to prosecute an action for infringement in such manner as it deems appropriate. Licensee shall cooperate with Licensor in all respects in any such action, including agreement to be joined as a party if requested by Licensor.

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ARTICLE 10 - GENERAL PROVISIONS

Section 10.1.   Entire Agreement

This Agreement, including any exhibits and schedules hereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof, and shall supersede all previous oral and written negotiations, commitments, agreements and understandings relating hereto.

Section 10.2.   Survival of Agreement

Articles 1.3, 3, , 8, 9 and 10, and Section 5.3, shall survive any termination or expiration of this Agreement.

Section 10.3.   Governing Law

This Agreement, its interpretation, performance and enforcement, and the rights and remedies of the Parties hereto, shall be governed and construed by and in accordance with the law of the State of New Jersey, without regard to conflicts of laws provisions. Each of the Parties hereby consents to the exclusive jurisdiction of the United States District Court for the District of New Jersey and the state courts of the State of New Jersey in connection with any disputes based on, arising out of, or in connection with this Agreement and waives any right to object thereto. In any dispute pertaining to, or litigation or arbitration arising from, the enforcement or interpretation of the provisions of this Agreement, the prevailing Party shall be entitled to recover its attorneys’ fees and costs, including those incurred in connection with all appellate levels, bankruptcy, mediation or otherwise to maintain such action, from the losing Party.

Section 10.4.   Assignment

Licensee shall have no right to assign, sublicense, transfer or otherwise encumber its rights under this Agreement except with the express prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed.

Section 10.5.   Notices

All notices, demands, requests or other communications (“Notices”) to be sent by one Party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with a nationally recognized overnight delivery service for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, or by sending by facsimile transmission, addressed as follows:

If to Licensor:

SCV Capital, LLC

193 Winding River Rd.

Wellesley, MA 02482

Email:

With a required copy to (which shall not constitute notice):

Archer & Greiner, P.C.

1025 Laurel Oak Road

Voorhees, New Jersey 08043

Attention: David Weinstein, Esquire

Email:

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If to Licensee:

Esports Entertainment Group, Inc.

Block 6, Triq Paceville

St. Julians, STJ 3109 Malta

Attention: Grant Johnson

Email:

With a required copy to (which shall not constitute notice):

legal@eeg.games

Attention: Group General Counsel, Compliance and Company Secretary

All Notices shall be effective upon such personal delivery, upon being deposited with a nationally recognized overnight delivery service, in the United States mail or upon facsimile transmission as required above. However, with respect to Notices so deposited with a nationally recognized overnight delivery service or the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to run from the next business day following any such deposit with the nationally recognized overnight delivery service, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the Notice reflecting the date of delivery or rejection of the same by the addressee thereof. By giving to the other Party hereto at least 15 business days written notice in accordance with the provisions hereof, a Party may change its address for notice purposes.

Section 10.6.   Captions

The captions of this Agreement are inserted only for the purpose of convenient reference and do not define, limit or prescribe the scope or intent of this Agreement or any part hereof.

Section 10.7.   Amendments

This Agreement cannot be amended or modified except by another agreement in writing, signed by the Parties to this Agreement.

Section 10.8.   Severability

If any provision of this Agreement or the application thereof is held to be invalid or unenforceable, such defect shall not affect other provisions or applications of this Agreement that can be given effect without the invalid or unenforceable provisions or applications, and to this end, the provisions and applications of this Agreement shall be severable.

Section 10.9.   Waiver

No waiver of any term, provision or condition of this Agreement shall be effective unless in writing, signed by the Party against which such waiver is sought to be enforced, and no waiver shall be deemed to be or construed as a waiver of any other term, provision or condition or as a waiver of any other term, provision or condition of this Agreement, unless specifically so stated in such written waiver.

Section 10.10.   Independent Contractor

Nothing contained herein shall be construed to place the Parties in the relationship of partners, joint venturers, franchiser and franchisee, or principal and agent. Neither Party is authorized pursuant to this Agreement to assume or undertake any obligation of any kind, express or implied, on behalf of the other Party. All expenses incurred either by Licensee or by Licensor pursuant to this Agreement are its sole responsibility, and neither party shall be liable for the payment of any obligations incurred in the performance of the other Party’s business unless expressly provided otherwise in this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Trademark License Agreement to be duly executed and delivered by their duly authorized representatives to be effective as of the date set forth above.

LICENSOR:		LICENSEE:

By:	/s/ Murphy Vandervelde	By:	/s/ Grant Johnson

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